AEYE

Disclaimer

General

This presentation does not constitute an offer or invitation for the sale or purchase of securities and has been prepared solely for informational purposes. The information contained in this presentation (this "Presentation") has been prepared to assist interested parties in making their own evaluation with respect to the proposed transaction (the "Transaction") between CF Finance Acquisition Corp. III ("CFIII") and AEye, Inc. ("AEye"), and for no other purpose. This Presentation is subject to updating, completion, revision, verification and further amendment. None of CFIII, AEye, or their respective affiliates has authorized anyone to provide interested parties with additional or different information. No securities regulatory authority has expressed an opinion about the securities discussed in this Presentation and it is an offense to claim otherwise. The information contained herein does not purport to be all-inclusive or contain all of the information that may be required to make a full analysis of AEye or the Transaction. Nothing herein shall be deemed to constitute investment, legal, tax, financial, accounting or other advice, and you should consult with your own attorney, business advisor and tax advisor as to legal, business, tax and other matters related hereto. No representations or warranties, express or implied, are given in, or in respect of, this Presentation.

Confidentiality

The purpose of this Presentation is to provide information to assist in obtaining a general understanding of CFIII, AEye and the Transaction. This information is being distributed to you on a confidential basis. By receiving this information, you and your affiliates agree to maintain the confidentiality of the information contained herein and that no portion of this Presentation may either be reproduced in whole or in part and that neither this Presentation nor any of its contents may be given or disclosed to any third party without the express written permission of CFIII and AEye and that the information contained herein is subject to the terms of any confidentiality agreement entered into with CFIII and AEye. Any reproduction or distribution of this Presentation, in whole or in part, or the disclosure of its contents, without the prior written consent of CFIII and AEye is prohibited. By accepting this Presentation, each recipient agrees: (i) to maintain the confidentiality of all information that is contained in this Presentation and not already in the public domain, and (ii) to use this Presentation for the sole purpose of evaluating the Transaction.

Forward-Looking Information

This Presentation contains certain forward-looking statements within the meaning of the federal securities laws with respect to the Transaction, including statements regarding the anticipated benefits of the Transaction, the anticipated timing of the Transaction, future financial condition and performance of AEye and expected financial impacts of the Transaction (including future revenue, pro forma enterprise value and cash balance), the satisfaction of closing conditions to the Transaction, the PIPE transaction, the level of redemptions of CFIII's public stockholders and the products and markets and expected future performance and market opportunities of AEye (including the ability of AEye to enter into definitive agreements, partnerships or other commitments with original equipment manufacturers, contract manufacturers, suppliers and other strategic partners) . These forward-looking statements generally are identified by the words "believe," "project," "expect," "anticipate," "estimate," "intend," "strategy," "future," "scales," "representative of," "valuation," "opportunity," "plan," "may," "should," "will," "would," "will be," "will continue," "will likely result," and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Presentation, including but not limited to: (i) the risk that the Transaction may not be completed in a timely manner or at all, which may adversely affect the price of CFIII's securities, (ii) the risk that the Transaction may not be completed by CFIII's business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by CFIII, (iii) the failure to satisfy the conditions to the consummation of the Transaction, including the approval of the merger agreement by the stockholders of CFIII, the satisfaction of the minimum trust account amount following any redemptions by CFIII's public stockholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the Transaction, (v) the inability to complete the PIPE transaction, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (vii) the effect of the announcement or pendency of the Transaction on AEye's business relationships, operating results, and business generally, (viii) risks that the Transaction disrupts current plans and operations of AEye, (ix) the outcome of any legal proceedings that may be instituted against AEye or against CFIII related to the merger agreement or the Transaction, (x) the ability to maintain the listing of CFIII's securities on a national securities exchange, (xi) changes in the competitive and regulated industries in which AEye operates, variations in operating performance across competitors, changes in laws and regulations affecting AEye's business and changes in the combined capital structure, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the Transaction, and identify and realize additional opportunities, (xiii) the potential inability of AEye to increase its manufacturing capacity or to achieve efficiencies regarding its manufacturing process or other costs, (xiv) the enforceability of AEye's intellectual property, including its patents and the potential infringement on the intellectual property rights of others, (xv) the risk of downturns and a changing regulatory landscape in the highly competitive industry in which AEye operates, (xvi) the potential inability of AEye to enter into definitive agreements, partnerships or other commitments with original equipment manufacturers, contract manufacturers, suppliers and other strategic partners and (xvii) costs related to the Transaction and the failure to realize anticipated benefits of the Transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" section of the registration statement on Form S-4 discussed below and other documents filed by CFIII from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and AEye and CFIII assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither AEye nor CFIII gives any assurance that either AEye or CFIII, or the combined company, will achieve its expectations.

Disclaimer

Financial Information
The financial and operating forecasts and projections contained herein represent certain estimates of AEye as of the date thereof. AEye's independent public accountants have not examined, reviewed or compiled the forecasts or projections and, accordingly, does not express an opinion or other form of assurance with respect thereto. Furthermore, none of AEye or its management team can give any assurance that the forecasts or projections contained herein accurately represents AEye's future operations or financial condition. Such information is subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance AEye or that actual results will not differ materially from those presented in these materials. Some of the assumptions upon which the projections are based inevitably will not materialize and unanticipated events may occur that could affect results. Therefore, actual results achieved during the periods covered by the projections may vary and may vary materially from the projected results. Inclusion of the prospective financial information in these materials should not be regarded as a representation by any person that the results contained in the prospective financial information are indicative of future results or will be achieved.

Use of Non-GAAP Financial Matters
This Presentation includes certain forward-looking non-GAAP financial measures with respect to AEye's expected future performance. These non-GAAP measures are an addition, and not a substitute for or superior to measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flows from operating activities as a measure of our liquidity. Not all of the information necessary for a quantitative reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is available without unreasonable efforts at this time. AEye believes that these forward-looking non-GAAP measures of financial results provide useful supplemental information about AEye. AEye's management uses these forward-looking non-GAAP measures to evaluate AEye's projected financial and operating performance. However, there are a number of limitations related to the use of these non-GAAP measures and their nearest GAAP equivalents. For example, other companies may calculate non-GAAP measures differently or may use other measures to calculate their financial performance, and therefore AEye's non-GAAP measures may not be directly comparable to similarly titled measures of other companies.

Industry And Market Data
This Presentation has been prepared by AEye and includes market data and other statistical information from third-party sources. Although CFIII and AEye believes these third-party sources are reliable as of their respective dates, none of CFIII, AEye, or any of their respective affiliates has independently verified the accuracy or completeness of this information. Some data are also based on AEye's good faith estimates, which are derived from both internal sources and the third-party sources described above. None of CFIII, AEye, their respective affiliates, nor their respective directors, officers, employees, members, partners, stockholders or agents make any representation or warranty with respect to the accuracy of such information.

Additional Information and Where to Find It
This Presentation relates to the Transaction. This Presentation does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. CFIII intends to file a registration statement on Form S-4 with the SEC, which will include a document that serves as a prospectus and proxy statement of CFIII, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all CFIII stockholders. CFIII also will file other documents regarding the Transaction with the SEC. Before making any voting decision, investors and security holders of CFIII are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the Transaction as they become available because they will contain important information about the Transaction. Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by CFIII through the website maintained by the SEC at www.sec.gov. The documents filed by CFIII with the SEC also may be obtained free of charge upon written request to CF Finance Acquisition Corp. II, 110 East 59th Street, New York, NY 10022.

Participants in Solicitation
CFIII, AEye and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from CFIII's stockholders in connection with the Transaction. A list of the names of such directors and executive officers and information regarding their interests in the business combination will be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph.

Trademarks and Intellectual Property
All trademarks, service marks, and trade names of AEye or CFIII or their respective affiliates used herein are trademarks, service marks, or registered trade names of AEye or CFIII, respectively, as noted herein. Any other product, company names, or logos mentioned herein are the trademarks and/or intellectual property of their respective owners, and their use is not alone intended to, and does not alone imply, a relationship with AEye or CFIII, or an endorsement or sponsorship by or of AEye or CFIII. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that AEye, CFIII or the applicable rights owner will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names.

Transaction Summary

PIPE to facilitate CF Finance Acquisition Corp. III ("CFAC III") business combination with AEye at a pre-merger valuation of $1.52 billion

Transaction Highlights

Transaction Size	▪ $232 million cash in trust from CF Finance Acquisition Corp III (Nasdaq: CFAC)[1] ▪ $225 million PIPE
Valuation	▪ $1.52 billion TEV pre-merger ▪ Attractive valuation with unique active robotic vision technology (iDAR) ▪ Relationships with leading Tier 1 OEM suppliers, proven products in a rapidly growing and significant addressable market
Capital Structure	▪ $406 million in cash to fund operations and accelerate growth[1][2] ▪ No additional equity capital requirements expected between now and achieving free cash flow
Ownership[1]	▪ 75.4% existing shareholders ▪ 14.6% SPAC including Founders ▪ 10.1% PIPE Investors

(1) Assumes no redemptions from CF Finance Acquisition Corp. III.
(2) Assumes $50 million of transaction expenses and $15 million of cash from AEye balance sheet as of Q4 2020.

Overview of Sponsor



Howard Lutnick

Chairman and Chief Executive Officer
Cantor Fitzgerald

- Joined Cantor Fitzgerald in 1983 and was appointed President and CEO in 1991. Named Chairman in 1996
- Chairman and CEO of BGC Partners, Inc. (NASDAQ: BGCP), Executive Chairman of Newmark Group, Inc. (NASDAQ: NMRK) and Chairman and CEO of each SPAC sponsored by Cantor Fitzgerald
- Longest serving CEO of any U.S. Federal Reserve Primary Dealer
- Acquired Newmark Knight Frank in 2011 and created 4th largest US real estate services firm

Cantor Fitzgerald, founded in 1945, is a leading Investment Bank led by a highly experienced executive team in Howard Lutnick, Chairman and CEO and Anshu Jain, President. Cantor has a leading SPAC sponsorship franchise and is a leading SPAC underwriter for third parties.

Cantor is the largest broker-dealer private partnership on Wall Street with over $300 trillion of financial transactions annually covering more than 5,000 fixed income and equities clients; Cantor is 1 of 24 Primary Dealers of U.S. Treasuries

CANTOR Fitzgerald

Cantor's Financial and Real Estate Services businesses have over 12,000 employees primarily across Cantor Fitzgerald, BGC Partners, Inc. (NASDAQ: BGCP) and Newmark Group, Inc. (NASDAQ: NMRK)

Cantor's leading SPAC franchise:

- CFAC I combined with GCM Grosvenor (NASDAQ: GCMG) in November 2020
- CFAC II combined with View, Inc. (NASDAQ: VIEW) in March 2021
- Market leading SPAC underwriter

Source: Publicly available information.

Experienced Senior Leadership Team



Blair LaCorte
CEO

35+ years public and private general management experience



Luis Dussan
Founder & CTO

25+ years electro-optics management experience



Bob Brown
CFO

30+ years public and private financial management experience



Rick Tewell
COO

30+ years of engineering and operations management experience



Dr. Allan Steinhardt
Chief Scientist

35+ years electro-optics experience



Jordan Greene
Founder & VP of Corp. Dev.

10+ years technology and venture experience

Backed by Leading Strategic Investors

Partners	OEMs	Technology	Financial Investors
Continental	GM Ventures	Intel Capital	Kleiner Perkins
Hella Ventures	Subaru SBI	SK hynix	台杉投資 Taiwania
LG Electronics	Airbus Ventures		Tyche Partners
AISIN			

Differentiated Technology and Approach

Founded in 2013 to create AI-driven sensing systems that perform better than the human eye and visual cortex – focusing on information that matters


A-A
MAN
NARO
OVRD
CNTL
GRAY
OFF
TV
CAL
IR POINT
LSCD
SIM
SWAP
TGP
TRNG

Principles of military targeting systems applied to make autonomous vehicles smarter and safer

Key Principles of Differentiated Approach

- Modular architecture leveraging mature components
- Edge processing enhances performance
- Artificial intelligence delivers high quality data
- Software-driven and network-optimized

The leading intelligent sensor platform

Delivering Groundbreaking Capabilities and Performance

AEye's patented sensor platform delivers real-time integration of high-performance LiDAR and HD cameras – exceeding industry requirements for performance, reliability and cost


FedEx
Ground

Recipient of Prestigious Industry Awards

- AutoSens Awards – Most Innovative Autonomous Driving Platform 2019
- Forbes AI 50 – America's Most Promising Artificial Intelligence Companies
- Gartner Cool Vendor 2018
- 2019 AI 100 – CB Insights
- IDTechEx – Most Innovative Sensor Technology 2019
- Automobility – Top Ten Automotive Startups
- Vision Systems Design 2019 Innovators Awards
- AI Breakthrough Awards
- LIDAR Leader Awards – AE110 – Winner Outstanding Innovation in LiDAR Award
- IS Europe Awards
- Auto Connected Car News – Winner Tech CARS Awards
- SXSW Interactive Innovation Award 2019 Finalist
- AutoSens Awards – Most Exciting Start-Up 2018
- TU-Automotive Awards – Finalist – Newcomer of the Year
- Edison Awards Winner 2019
- The 10 Most Innovative Cognitive Solution Providers 2018
- Tech.AD USA Award – Autonomous Vehicle Technology Innovation of the Year
- Best of Sensors Expo 2018
- AUVSI Xcellence Award 2018 – 2nd Place Winner
- AEye ai.100 – CB Insights 2018
- CIO Review – 20 Most Promising Automotive Technology Solution Providers - 2018
- 2018 Stevie Gold Winner – American Business Awards

Investment Highlights

Select Strategic Automotive Partners[1]

Continental

HELLA

LG Electronics[2]

AISIN

Massive Market Opportunity

- Broad adoption of LiDAR for automotive, industrial, and mobility applications
- $42+ billion TAM opportunity by 2030[3]

Differentiated Technology

- Single modular hardware platform to address all markets
- Proprietary software-configurable sensing platform – 75 patents[4]

Customer and Strategic Partner Validation

- Multiple strategic partnerships to address the automotive ADAS market
- Selected by automotive Tier 1 partner to meet premium OEM requirements

Capital Light and Scalable Business Model

- Leveraging automotive supply chain for manufacturing and assembly
- 84% Gross Margins and 55% EBITDA margins by 2026E

Visionary and Experienced Management Team

- Track record of building and managing publicly-traded technology companies

(1) Upon execution of definitive agreements.
(2) References in this presentation to partnership with LGE are to its subsidiary ZKW.
(3) Wall Street research, industry research, management estimates.
(4) Includes issued and pending patents for hardware, software and system.



Massive Market Opportunity

AEye LiDAR Will Drive Adoption Using Edge Intelligence

Like a military targeting system, AEye's intelligent sensor identifies and focuses on relevant objects


WARNING AHEAD
ACTION: YIELD
ID: Pedestrian


WARNING AHEAD
ACTION: YIELD
ID: DEER


WARNING AHEAD
ACTION: YIELD
ID: Motorcycle


WARNING AHEAD
ACTION: YIELD
ID: SWERVE

Intelligent Detection and Ranging

1. Search Everywhere
2. Revisit Critical Objects
3. Acquire and Classify
4. Track What Matters

LiDAR Will Be Everywhere

Large ADAS commitments expected in the next 18 months will drive down component costs and establish the foundation for AEye's growth across other markets

Automotive

Foundational market for LiDAR


ADAS
1 sensor per vehicle
WARNING AHEAD
ACTION: YIELD
ID: DEER


Self-Driving
48
Autonomous
up to 10 sensors per vehicle

Industrial & Mobility

Use cases across numerous large addressable markets


Trucking


Mining


Shuttles


Delivery


Traffic Systems


Rail


Aviation


Drones



Differentiated Technology

AEye System Design is Modular and Adaptive

Proprietary system architecture enables high performance



1
Modular Hardware Design
Camera
AEye Design
Laser
AEye Design
Transmitter Optics
Agile Scanner
AEye Design
Receiver Optics
AEye Design
Receiver
2
AEye Software on a Chip
Partner Algorithms
Agile Software Configuration
Triggers/ Pre-Fusion
SoC
Perception Algorithms
Firmware/ Detection Logic
3
Standalone Software Modules
Pose Estimation
Drivable Path
3D Object Detection
SLAM
Blockage Detection
Object Classification
Range Estimation
Semantic Segmentation
Egomotion
Free Space Detection
Velocity Estimation
Ground Estimation

1. Bistatic design enables long range, agile scanning and integrated camera boresighting
2. Embedded artificial intelligence addresses customer use cases
3. Enables 3D perception algorithms to deliver the most actionable information

AEye's Platform – Elegant Design Employing Embedded AI

Core building blocks enable real-time intelligence processed at the edge

Fiber Laser – Amplifiable Energy

- 1550nm eye safe laser
- Optimal photon budget (100x 900nm lasers)
- Automotive-grade operating temperature

Advanced Receiver – Strong Signal

- Bistatic design (1cm to 1000m)
- Pixel level isolation
- High quality point cloud

Agile MEMS Scanner – Fast Focus

- Small MEMS (>5x smaller than most competitors)
- Fast MEMS (>5x faster than most competitors)
- Automotive-grade durability

System on a Chip (SoC) – Embedded AI

- Application specific software configuration
- Sensor triggers and feedback controls
- Key perception algorithms

Solving the Most Difficult Industry Challenges

Intelligent sensing allows AEye to see better in the highest risk situations



Small Object at Distance



Hidden Pedestrian



Complex Traffic



Animal Crossing



Truck Safe Stop



Lane Markings



Merging Vehicles



Bad Weather (Rain, Fog…)

- ✓ Long Range
- ✓ High Resolution
- ✓ Low Latency
- ✓ Software Configurable
- ✓ Edge Artificial Intelligence
- ✓ Optimized Data Acquisition
- ✓ Flexible Placement
- ✓ Low Power, Low Cost

Detection of Small Hazardous Objects


10 Bricks at 115 meters

Ensuring Pedestrian Safety


Globally, over 260,000 pedestrians
are killed by vehicles each year.

AEye Platform Delivers Superior Detection & Acquisition

	AEYE	Company A	Company B	Company C	Company D
1. Core Platform					
Laser Wavelength	**1550nm**	**1550nm**	**905nm**	**905nm**	**880nm**
Software Configurable	✓	✓	✗	✓	✗
Artificial Intelligence on the Edge	✓	✗	✗	✗	✗
Automotive Grade	✓	✓	✗	✓	✗
2. LiDAR Specifications (Search)					
Max Range	**1,000m**	250m	250m	250m	250m
Range@10%	**300m**	250m	200m	110m	200m
Field of View	**128°x28°**	120°x30°	120°x16°	115°x25°	26°x13°
Resolution	**0.05°**	0.1° / 0.3°	0.2° / 0.5°	0.1°	0.1°
Update Rate	**10-100Hz**	10Hz	10Hz	10Hz	10Hz
Interference Mitigation	**6 Methods**	Limited	Limited	Limited	Limited
Weather Performance (Snow/Rain)	✓	✓	✗	✗	✗
Velocity Information	**Lateral & Radial**	✗	✗	✗	✗
3. Actionable Information (Acquire[(1)])					
Brick @ 160m	✓	✓	✗	✗	✗
Pedestrian @ 300m	✓	✗	✗	✗	✗
Vehicle @ 400m	✓	✗	✗	✗	✗
Truck @ 500m	✓	✗	✗	✗	✗

Source: Public specification sheets.
(1) Acquire indicates three or more detections on a single object at 10Hz assuming specified resolution.



Partnering with the Automotive Industry to Drive Mass Adoption of LiDAR

Unique Business Model Leveraging a Common Product Platform

Channel Model for Automotive and Direct Sales for Industrial and Mobility



AEYE
Auto Grade Tier 2 Suppliers
Laser
Scanner
Receiver
SoC
AEYE Software
Automotive (ADAS)
Tier 1 Partners
OEMs
Continental
HELLA
LG Electronics
AISIN
Industrial & Mobility
Contract Manufacturers
Benchmark
Confidential CM
fabrinet
Direct Sales
Systems Integrators
Shuttles
ITS
Delivery
Rail
Aerospace
Other

- ✓ Single Product Platform
- ✓ Single Supply Chain
- ✓ Achievable BOM Cost <$100

AEye Selected as Continental's Long-Range LiDAR Partner

Continental

ADAS supplier to 25 OEMs, 50 brands, 300 models

100mm ADAS units delivered 2017-2019

Radar, Camera, LiDAR, ADCUs

- **€44.5 billion in revenue (2019)**
- **241,458 employees (2019)**
- **595 locations in 59 Countries**

Continental Partnership Status

- Selected by Continental to meet premium OEM requirements
- Automotive product line targeted launch in 2024
- Planning manufacturing line
- Applied engineering, operations and sales resources
- Jointly engaged with 6 OEMs
- Invested in AEye
- Continental's EVP of ADAS joined AEye's advisory board

HRL131 Start of Production: 2024



Source: Continental.



Financial Overview

Large and Rapidly Growing Projected Market Opportunity

LiDAR TAM

ADAS opportunities over the next 3 years are expected to drive revenue over the next 8-10 years



30% CAGR
> $42bn
$18bn
$17bn
$7bn
$14bn
$3bn
$10bn
<$1bn
$3bn
$3bn
2020E
2025E
2030E
Automotive (ADAS)
Industrial
Mobility

'25-'30 CAGR

43%

11%

72%

Illustrative Use Cases

Automotive (ADAS)

Passenger · Commercial

Industrial

Rail · Mining · Aerospace · Defense

Mobility

Shuttles · Logistics · Delivery

Source: Wall Street research, industry research, management estimates.

Projecting High-Growth Revenue Opportunity

Commentary

- Series production wins generate ADAS licensing revenue starting in 2024
- ADAS revenue driven by licensing/royalties from our Tier 1 partners
- Near-term growth primarily from Industrial and Mobility markets
- Commercial production begins in Q4'21
- Diversified revenue streams across customers and end markets

Revenue

($ in millions)


189% CAGR
$3
$12
$34
$159
$290
$605
2021E
2022E
2023E
2024E
2025E
2026E

Attractive Projected Profitability & Cash Flow Growth

Commentary

- Industry-leading gross margins and EBITDA margins
- Substantial BOM cost reduction expected over the next 5 years as volume ramps
- EBITDA positive 2H 2024

Gross Profit



($ in millions)
Gross Profit
Gross Margin
79%
82%
84%
$0
$3
$17
$126
$237
$509
2021E
2022E
2023E
2024E
2025E
2026E

EBITDA



($ in millions)
EBITDA
EBITDA Margin
1%
31%
55%
($60)
($75)
($91)
$1
$90
$334
2021E
2022E
2023E
2024E
2025E
2026E

Robust Financial Profile

Summary Financials

($ in millions)

	2021E	2022E	2023E	2024E	2025E	2026E
Revenue	**$3**	**$12**	**$34**	**$159**	**$290**	**$605**
%YoY Growth	*69%*	*362%*	*179%*	*363%*	*82%*	*109%*
Gross Profit	**$0**	**$3**	**$17**	**$126**	**$237**	**$509**
% Margin	*7%*	*27%*	*49%*	*79%*	*82%*	*84%*
Selling, General & Administrative	$25	$24	$37	$45	$52	$60
Research & Development	$35	$55	$70	$81	$95	$114
Total Operating Expense	**$60**	**$79**	**$107**	**$125**	**$147**	**$175**
% of Revenue				*79%*	*51%*	*29%*
EBITDA	**($60)**	**($75)**	**($91)**	**$1**	**$90**	**$334**
% Margin				*1%*	*31%*	*55%*
Capex	**($3)**	**($3)**	**($3)**	**($6)**	**($7)**	**($9)**
% of Revenue				*4%*	*2%*	*2%*
EBITDA less CapEx	**($63)**	**($78)**	**($94)**	**($5)**	**$83**	**$325**
% Conversion					*92%*	*97%*

Transaction Summary – Pro Forma Equity Ownership

($ in millions, unless otherwise stated)

Sources & Uses

Sources		Uses	
SPAC Cash in Trust	$232	AEye Rollover Equity	$1,526
PIPE Capital	$225	Deal Expenses	$50
		Debt Repayment	$16
AEye Rollover Equity	$1,526	Cash to Balance Sheet	$391
Total Sources	$1,983	Total Uses	$1,983

Pro Forma Valuation

Pro Forma Shares Outstanding	204.4
Equity Value	$2,044
Cash	($406)
Debt	-
Enterprise Value	$1,638

Commentary on Use of Proceeds

- Proceeds from the transaction will be added to AEye's balance sheet for working capital, research and development and other general corporate purposes

Pro Forma Ownership



75.4%
11.3%
3.3%
10.1%
AEye
SPAC Public
SPAC Founders
PIPE

Note: Assumes no redemptions from CFAC III trust account and assumes new shares issued at a price of $10.00. Pro Forma share count includes 23.00 million SPAC Public shares, 0.50 million SPAC Founder private placement shares, 0.50 million SPAC Founder PIPE shares, 5.75 million SPAC Founder shares, 20.55 million PIPE shares, 1.45 million PIPE shares to existing AEye Shareholders, and 152.61 million rollover shares to existing AEye Shareholders (current AEye options and warrants based on treasury stock method). Excludes impact of 7.83mm warrants with a strike price of $11.50 and 206,014 restricted stock units available to be issued. Debt repayment calculated as of April 30, 2021, assuming all $10 million available under the SVB Agreement is drawn and repaid. Existing cash of $15mm as of Q4 2020.

AEYE